2016 Shareholder Meeting Hines Global REIT II, Inc. Sherri Schugart President and CEO

Hines Global REIT II 2016 Shareholder Meeting Company Overview  The offering commenced in August 2014 • Hines contributed $2 million on September 26, 2014 to break escrow • $206.2 million of gross offering proceeds raised1 • The Advisor agreed to subsidize a portion of the Dealer Manager Fee equal to 1.5% of gross offering proceeds in August 2016  Investment Strategy & Objectives • Invest in a diversified portfolio of high-quality commercial real estate • U.S. & international for geographic diversification • Multiple asset classes for sector diversification • Currencies provide an additional level of diversification • Moderate leverage • Provide regular cash distributions • Achieve attractive total returns upon the ultimate sale of our investments or another liquidity event 2 Hines Interests Limited Partnership (“Hines”) is the sponsor of Hines Global REIT II, Inc. (“Hines Global REIT II”). Hines Global REIT II Advisors LP (the “Advisor”) is the external advisor to Hines Global REIT II. 1As of September 13, 2016.

Hines Global REIT II 2016 Shareholder Meeting Company Overview  Portfolio Summary1  5 properties totaling 1,956,331 square feet  Estimated aggregate value of $393.6 million2  98% occupied  Leverage of 50% loan-to-value with weighted average interest rate of 2.24%1  $75 million line of credit from Hines has allowed for early acquisitions 3 1 Data as of June 30, 2016, but includes Cottonwood Corporate Center and Goodyear Crossing II, which were acquired subsequent to June 30, 2016. 2 The estimated aggregate value of the properties was based on appraised values as of February 29, 2016 or net purchase prices for properties acquired subsequent to February 2016.

Hines Global REIT II 2016 Shareholder Meeting Portfolio Overview 4 64% 21% 15% Office Industrial Multi-family INVESTMENT TYPE1,2 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES GEOGRAPHIC LOCATION1 1 Data as of June 30, 2016, but includes Cottonwood Corporate Center and Goodyear Crossing II, which were acquired subsequent to June 30, 2016. 2 The estimated aggregate value of the properties was based on appraised values as of February 29, 2016 or net purchase prices for properties acquired subsequent to February 2016.

Hines Global REIT II 2016 Shareholder Meeting Distribution Rates  Current distribution rate1 • Approximate 5.84% annualized rate on $9.96 Class A share price2 • Approximate 5.19% annualized rate on $9.41 Class T share price2 • Advisor has agreed to waive asset management fees to the extent distributions exceed MFFO for each quarter from Q4 2014 through Q3 2016. • The Advisor has waived $1.3 million out of $1.6 million in asset management fees payable to it from inception through June 30, 2016 5 1Hines Global REIT II has not generated sufficient cash flows from operations to fully fund distributions paid and distributions have exceeded earnings. Therefore, some or all of our distributions have been and may continue to be paid from other sources, such as proceeds from our debt financings, proceeds from this offering, cash advances by our Advisor, cash resulting from a waiver or deferral of fees and/or proceeds from the sale of assets. For the six months ended June 30, 2016 and the years ended December 31, 2015 and 2014, respectively, we funded 44%, 23% and 100% of total distributions with cash flows from financing activities, which includes offering proceeds. Commencing with the quarter ended December 31, 2014, our Advisor has agreed to waive the asset management fees for each quarter through September 30, 2016, in order to more closely align the amount of distributions paid with Hines Global REIT II’s operations. Hines Global REIT II has not placed a cap on the amount of distributions that may be paid from any of these sources. The use of sources other than cash flow from operations to fund distributions could lower returns. The availability and timing of distributions Hines Global REIT II may pay is uncertain and cannot be assured. The Hines Global REIT II board of directors may also amend or terminate the distribution reinvestment plan for any reason upon 10 days’ prior notice. 2For Class A Shares, 5.84% annualized distribution rate is based on the $9.96 per share offering price and assumes the daily distribution rate ($0.001594766 per share, per day) declared since May 2016 is maintained for one year. For Class T Shares, 5.19% annualized distribution rate is based on the $9.411 per share offering price (rounded to $9.41 per share above) and assumes the daily distribution rate declared since May 2016 is maintained for one year. Distributions for Class T Shares will be calculated based on stockholders of record each day in an amount equal to $0.001594766 per share, per day less the distribution and stockholder servicing fees that are payable with respect to such Class T Shares (as calculated on a daily basis). The actual distribution rate for Class T Shares will vary based on the total amount of distribution and stockholder servicing fees payable.

Hines Global REIT II 2016 Shareholder Meeting Property Information – Carlsbad, CA 2819 Loker Avenue East  161,310 sq. ft. Class A industrial building  100% leased to Acushnet as of June 30, 2016 – Parent company of golf brands including Titleist and FootJoy  $25.4 million net purchase price  Acquisition date: Dec. 17, 2014  Cap rate at acquisition date: 6.5%* *The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months. 6

Hines Global REIT II 2016 Shareholder Meeting Property Information – Dublin, Ireland 7 Bishop’s Square  153,569 sq. ft. Class A office building  100% leased as of June 30, 2016 – 59% leased to Irish Government  $103.2 million net purchase price  Acquisition date: March 3, 2015  Cap rate at acquisition date: 6.1%* *The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenants will perform under their lease agreements during the next 12 months.

Hines Global REIT II 2016 Shareholder Meeting Recent Acquisition – Henderson, NV 8 Domain Apartments  308 units; 331,038 sq. ft.  98% leased as of June 30, 2016  Acquisition date: January 29, 2016  $58.1 million net purchase price  Cap rate at acquisition date: 5.5%* *The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenants will perform under their lease agreements during the next 12 months and assumptions related to leasing vacant space.

Hines Global REIT II 2016 Shareholder Meeting Recent Acquisition – Cottonwood Heights, UT 9 Cottonwood Corporate Center  490,030 sq. ft. Class A office project  93% leased as of July 5, 2016 – Major tenants: Western Digital and Extra Space Storage  Acquisition date: July 5, 2016  $139.2 net million purchase price  Cap rate at acquisition date: 6.9%* *The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenants will perform under their lease agreements during the next 12 months.

Hines Global REIT II 2016 Shareholder Meeting Recent Acquisition – Goodyear, AZ 10 Goodyear Crossing II  820,384 sq. ft. Class A industrial warehouse  100% leased to Amazon.com as of August 18, 2016  Acquisition date: August 18, 2016  $56.2 million net purchase price  Cap rate at acquisition date: 8.5%* *The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

Hines Global REIT II 2016 Shareholder Meeting 11 Looking Forward  Continue to raise capital and invest in the U.S. and internationally in attractive real estate opportunities  Proactively manage assets to maintain occupancy and maximize value Bishop’s Square Dublin, Ireland

Hines Global REIT II 2016 Shareholder Meeting Statements in this presentation, including but not limited to intentions, beliefs, expectations or projections relating to distributions, occupancy levels at Hines Global REIT II’s properties, a liquidity event, and Hines Global REIT II’s investment strategies and objectives, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risk that Hines Global REIT II is unable to maintain the current level of distributions, the risk that Hines Global REIT II is unable to attract new tenants or existing tenants vacate or fail to renew their leases, the risk that Hines Global REIT II is unable to identify an exit strategy and other risks described in the “Risk Factors” section of Hines Global REIT II’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended and supplemented by Hines Global REIT II’s other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements included in this presentation. 12